American Century World Mutual Funds, Inc. Statement of Additional Information Supplement

Supplement dated August 17, 2019 ■ Statement of Additional Information dated April 1, 2019

The entries for Vinod Chandrashekaran are deleted from the Accounts Managed table and the Ownership of Securities table of the Statement of Additional Information.

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